BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated April 9, 2015

to the Prospectus of the Fund dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The fifth paragraph in the section of the Prospectus entitled “Fund Overview — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into swaps, including total return swaps, credit default swaps and credit default swap index products, and foreign currency transactions (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance return (for example, by enhancing yield to the Fund in the form of distributions), in which case their use may involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds and ETFs may, to varying degrees, also invest in derivatives. The Fund may also engage in option writing to generate additional income in the portfolio.

The sixth paragraph in the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into swaps, including total return swaps, credit default swaps and credit default swap index products, and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance return (for example, by enhancing yield to the Fund in the form of distributions), in which case their use may involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The underlying funds and ETFs may, to varying degrees, also invest in derivatives. The Fund may also engage in option writing to generate additional income in the portfolio.

The risk factor entitled “Credit Default Swaps” in the section of the Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund, the Underlying Funds and/or the ETFs — Derivatives Risk — Risks Specific to Certain Derivatives Used by the Fund” is deleted in its entirety and replaced with the following:

Credit Default Swaps — Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments may have as reference obligations one or more securities that are not currently held by the Fund, the underlying funds and/or ETFs. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps and related instruments involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Shareholders should retain this Supplement for future reference.

PRO-MAIP-0415SUP